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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: DECEMBER 31, 2001

                              NEOPROBE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    Delaware                      0-26520                         31-1080091
-----------------------    ------------------------      ---------------------
(STATE OR OTHER             (COMMISSION FILE NO.)             (IRS EMPLOYER
JURISDICTION OF                                               IDENTIFICATION
INCORPORATION OR                                              NUMBER)
ORGANIZATION)

                        425 Metro Place North, Suite 300
                              Columbus, Ohio 43017
                                 (614) 793-7500
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)




                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)






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ITEM  2.   ACQUISITION OR DISPOSITION OF ASSETS.

         On November 29, 2001, Neoprobe Corporation, a Delaware corporation (the "Company"), entered into a Stock Purchase Agreement (the "Agreement") with Biosonix, Ltd., an Israeli company limited by shares ("Biosonix"), and Dan Manor, Eli Levi, Roni Bibi, First Isratech Fund LP, a Minnesota limited partnership, First Isratech Fund LLC, a Minnesota limited liability company, First Isratech Fund Norway A.S., a Norway company, Greatway Commercial Inc., a corporation organized under the laws of Panama, Uzi Zucker, a resident of the State of New York, Caremi Partners, a partnership organized under the laws of the state of Delaware, Emicar, LLC, a limited liability company organized under the laws of the state of New York and Ma'Aragim Enterprises Ltd., an Israeli company limited by shares (individually, a "Seller," and collectively, the "Sellers"), which provided, among other things, for the Company's acquisition from the Sellers of all of the Sellers' outstanding shares of capital stock of Biosonix (the "Acquisition").

         The Acquisition closed on December 31, 2001. Pursuant to the terms of the Agreement, the Company issued to the Sellers 9,714,737 shares of shares of its common stock, $.001 par value (the "Common Stock") and appointed Mr. Dan Manor, founder and President of Biosonix, and Mr. Reuven Avital, General Manager of Ma'Aragim Enterprises, Ltd., to the Company's board of directors. The Common Stock issued and received by the Sellers has not been registered under the Securities Act of 1933, as amended. The Sellers may receive an additional 2,085,826 shares of Common Stock upon the achievement of a milestone involving Biosonix product development activity.

         The Acquisition was accomplished through arms-length negotiations between the Company's management and the management of Biosonix. There was no material relationship between Biosonix or its shareholders and the Company or any of the Company's affiliates, any of the Company's directors or officers, or any associate of any such Company director or officer, prior to the Acquisition.

         On January 4, 2002, the Company issued a news release announcing the completion of the Acquisition. The information contained in the news release, which is attached as Exhibit 99(a) to this report, is incorporated herein by reference.

         Statements contained or incorporated by reference in this Current Report on Form 8-K which relate to other than strictly historical facts, such as statements about the Company's plans and strategies, expectations for future financial performance, new and existing products and technologies, and markets for the Company's products, are forward-looking statements. The words "believe," "expect," "anticipate," "estimate," "project," and similar expressions identify forward-looking statements that speak only as of the date hereof. Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from historical or anticipated results due to many factors including, but not limited to, the Company's limited revenues, accumulated deficit, future capital needs, uncertainty of capital funding, dependence on limited product line and exclusive distributor, uncertainty of market acceptance, competition, limited marketing and manufacturing experience, and other risks detailed in the Company's most recent Annual Report on Form 10-KSB and other Securities and



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Exchange Commission filings. The Company undertakes no obligation to publicly update or revise any forward-looking statements

ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

                  The financial statements required by this item will be filed within 75 days of the date of this initial Report on Form 8-K.

         (b)      Pro Forma Financial Information.

                  The financial statements required by this item will be filed within 75 days of the date of this initial Report on Form 8-K.

         (c)      Exhibits.

                  99(a) News release of Neoprobe Corporation dated January 4, 2002.

                  99(b) Stock Purchase Agreement, dated as of November 29, 2001, by and among Neoprobe Corporation, Biosonix, Ltd., and the shareholders of Biosonix, Ltd. named therein.

                  99(c) Shareholder Agreement, dated as of December 31, 2001, by and among Neoprobe Corporation and the shareholders of Biosonix, Ltd. named therein.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NEOPROBE CORPORATION

Date: January 7, 2002              By:  /s/ David C. Bupp
                                      -----------------------------------------
                                      David C. Bupp
                                      Chief Executive Officer and President


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                                  EXHIBIT INDEX

Exhibit No.                        Description

     99(a)        News release of Neoprobe Corporation dated January 4, 2002.

     99(b) Stock Purchase Agreement, dated as of November 29, 2001, by and among Neoprobe Corporation, Biosonix, Ltd., and the shareholders of Biosonix, Ltd. named therein.

     99(c) Shareholder Agreement, dated as of December 31, 2001, by and among Neoprobe Corporation and the shareholders of Biosonix, Ltd. named therein.


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* Filed with this report.